                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 29, 2001

                                  Genesco Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Tennessee                    1-3083                     0211340
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


           1415 Murfreesboro Road
            Nashville, Tennessee                                 37217-2895
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (615) 367-7000
                                                           --------------


          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

         Genesco Inc. announces plans for Ben T. Harris, Chairman and Chief Executive Officer, Hal N. Pennington, President and Chief Operating Officer, and James S. Gulmi, Senior Vice President-Finance and Chief Financial Officer, to make a presentation on the Company to Banc of America Securities' Consumer 2001 Conference at 9:30 a.m. Eastern Time on Tuesday, April 3, 2001. A live audio feed of the presentation will be accessible on the Internet at www.veracast.com/bas_consumer2001/webcasts/id94100075.cfm or through the Company's website at www.genesco.com.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    Genesco Inc.



                                    By:    /s/ Roger G. Sisson
                                    Name:  Roger G. Sisson
                                    Title: Secretary and General Counsel


Date:    March 29, 2001





                                       3